J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Growth and Income Fund

(a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated August 18, 2020

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information dated November 1, 2019, as supplemented

IMPORTANT NOTICE REGARDING CHANGES IN NAME, INVESTMENT OBJECTIVE AND INVESTMENT POLICY

At its August 2020 meeting, the Board of Trustees (“Board”) approved changes to the name, investment objective and investment policy of the JPMorgan Growth and Income Fund (the “Fund”).

The Fund currently expects that these changes will become effective on or about November 1, 2020 (the “Effective Date”). On the Effective Date, the new prospectuses (each, a “New Prospectus”) will replace the existing prospectuses for the Fund. You should refer to the New Prospectuses for the Fund, when they are available. Please note that the New Prospectuses reflecting changes for the Fund are not yet effective and that, prior to the Effective Date, this information may change, in which case additional notification may be provided.

The following is a brief summary of some of the changes that are anticipated to take effect on or after the Effective Date. Please refer to the New Prospectuses, once available, for a more complete discussion of the Fund’s strategies after the Effective Date.

Name Change

The Fund’s new name will be: JPMorgan U.S. Value Fund.

New Investment Objective

The Fund’s new investment objective will be to seek to provide capital growth over the long-term. Under the existing investment objective, the Fund seeks to provide capital growth over the long-term and to earn income from dividends.

New 80% Policy

The new 80% policy (“New 80% Policy”) will be: Under normal circumstances, the Fund will invest at least 80% of its Assets in common stocks issued by U.S. companies.

Under the existing 80% policy, under normal circumstances, the Fund invests at least 80% of its Assets in common stocks.

For purposes of both the existing 80% policy and the New 80% Policy, the term “Assets” means net assets, plus the amount of borrowings for investment purposes.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-USV-INV-820